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                                                                    EXHIBIT 4.1

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
NUMBER                               [LOGO]                                     SHARES
CP

                              OBJECTSPACE, INC.

            INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE         SEE REVERSE FOR CERTAIN LEGENDS
                                                                         CUSIP 67442T 10 1

This Certifies that



is the registered owner of

       FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, PAR VALUE $.01 PER SHARE, OF
                                                  OBJECTSPACE, INC.

(herein referred to as the "Corporation"), transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be subject to all the terms, conditions and limitations of the Certificate of Incorporation and
Bylaws of the Corporation, including all amendments heretofore or hereafter made to such Certificate of incorporation or
Bylaws, to all of which reference is made hereby and to all of which the holder asserts by acceptance hereof.
     This Certificate is not valid unless countersigned by the transfer agent and registered by the registrar of the Corporation.
     IN WITNESS WHEREOF, the Corporation has caused facsimile signatures of its duly authorized officers and its facsimile seal to be hereunto affixed.

     Dated:

                     /s/ DAVID NORRIS
                   CHAIRMAN OF THE BOARD                             COUNTERSIGNED AND REGISTERED:
                                                   [SEAL]                   AMERICAN STOCK TRANSFER & TRUST COMPANY
                   /S/ PAUL A. LIPARI                                                 (NEW YORK, N.Y.)
                       SECRETARY                                                                TRANSFER AGENT AND REGISTRAR
                                                                     BY:

                                                                                                        AUTHORIZED SIGNATURE
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                                                                    EXHIBIT 4.1

                                     [LOGO]

     The Corporation will furnish without charge to each stockholder who so requests a full statement of the powers, designations, preferences, limitations and relative, participating, optional or other special rights of each class of stock or series thereof of the Corporation and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests may be made to the Corporation or to the transfer agent.

                                 ABBREVIATIONS

     The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

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
     TEN COM - as tenants in common               UNIF GIFT MIN ACT-__________Custodian__________
     TEN ENT - as tenants by the entireties                            (Cust)           (Minor)
     JT TEN  - as joint tenants with right of                   under Uniform Gifts to Minor
               survivorship and not as tenants                  Act___________________
               in common                                                (State)

               Additional abbreviations may also be used though not in the above list.

     FOR VALUE RECEIVED,____________________________ hereby sell(s), assign(s) and transfer(s) unto


PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
-----------------------------------------

-----------------------------------------


------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                  PLEASE PRINT OR TYPE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF ASSIGNEE

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----------------------------------------------------------------------------------------------------------------------- Shares
of the Common Stock represented by the within Certificate, and do(es) hereby irrevocably constitute and appoint

--------------------------------------------------------------------------------------------------------------------- Attorney
to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.

Dated                                                             Signature(s):
      ----------------------------

                                                                  ------------------------------------------------------------

                                                                  ------------------------------------------------------------
                                                                  NOTICE: THE SIGNATURE(S) OF THIS ASSIGNMENT MUST CORRESPOND
                                                                  WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE
                                                                  IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR
                                                                  ANY CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED BY:


THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION, (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

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